UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2008 (March 26, 2008)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Definitive Material Agreement.

Revolving Loan Agreement

On March 28, 2008, National Penn Bancshares, Inc. (“National Penn”) entered into a Revolving Credit Agreement (the “Loan Agreement”) with KeyBank National Association (“KeyBank”) providing for a revolving line of credit under which National Penn may borrow, repay and reborrow during the term of the Loan Agreement up to an aggregate outstanding principal amount of $50,000,000.  The loan is further evidenced by a revolving credit promissory note in the amount of $50,000,000 executed by National Penn in favor of KeyBank.

The Loan Agreement has a term of 364 days, ending on March 27, 2009, at which point all amounts due under the Loan Agreement will become immediately due and payable in full by National Penn and the Loan Agreement will terminate.  National Penn may use loan proceeds for general corporate purposes, including without limitation capital infusions to its bank subsidiaries, stock repurchases and debt refinancings.  Each borrowing will bear interest at either a base rate (an annual rate equal to the greater of KeyBank’s prime rate or one-half of one percent in excess of the federal funds effective rate) or LIBOR (the London Interbank Offering Rate) plus one percent, as National Penn may elect at the time of each borrowing.

The Loan Agreement contains usual and customary representations, warranties, covenants and agreements, as well as events of default.  Although loans are unsecured, National Penn’s bank subsidiaries are subject to a negative pledge agreement.   As more fully described in the Loan Agreement, an event of default generally means:

•	Default in the payment of any principal amount when due, or any interest payment within five days of the due date;

•	Any representation or warranty is incorrect when made and, if susceptible to being cured, remains uncured after five days;

•	Default, after expiration of any applicable cure or grace periods, in National Penn’s performance of any covenant or agreement in the Loan Agreement;

•	Default in the payment of other debt, acceleration of maturity of other debt, or entry of judgment against National Penn, in any case involving $1,000,000 or more;

•	Institution of bankruptcy or similar proceedings by or against National Penn.

SECTION 2 – REGISTRANT’S FINANCIAL INFORMATION

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the description contained in Item 1.01 above, which is incorporated by reference herein.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

          Amendment to Executive Employment Agreement

           On March 26, 2008, the Board of Directors of National Penn Bank approved an amendment to the September 24, 2002 employment agreement with Donald P. Worthington, National Penn Group Executive Vice President in charge of National Penn’s wealth, asset, trust and investment management businesses.  The amendment will extend the term of the agreement for one year so that, instead of March 24, 2009, its term will end on March 24, 2010.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

4.1	Form of Loan Agreement between National Penn Bancshares, Inc. and KeyBank National Association.

4.2	Form of Revolving Credit Note, executed by National Penn Bancshares, Inc.
10.1	Form of Amendment to Employment Agreement between National Penn Bank and Donald P. Worthington.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	March 31, 2008	By:	/s/ Glenn E. Moyer
			Name:	Glenn E. Moyer
			Title:	President and CEO

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Loan Agreement between National Penn Bancshares, Inc. and KeyBank National Association.

4.2	Form of Revolving Credit Note, executed by National Penn Bancshares, Inc.
10.1	Form of Amendment to Employment Agreement between National Penn Bank and Donald P. Worthington.